                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

                    CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

                            PROSPECTUS MAY 1, 2004

                               Table of Contents

                 Overview of Metropolitan Series Fund, Inc.  1
                 Capital Guardian U.S. Equity Portfolio....  2
                 Other Information about the Fund..........  9
                 Financial Highlights...................... 12

Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-three separate investment portfolios (the "Portfolios"), which offers Class A, Class B and Class E shares. One of these Portfolios, the Capital Guardian U.S. Equity Portfolio, is offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2004




A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

                    Capital Guardian U.S. Equity Portfolio

Investment Objective

The investment objective of the Capital Guardian U.S. Equity Portfolio ("U.S. Equity Portfolio" or the "Portfolio") is long-term growth of capital. This Investment objective may be changed without shareholder approval. There is no assurance that the Portfolio will achieve its investment objective.

Principal Investment Strategies

Capital Guardian Trust Company ("Capital Guardian"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. For the purposes of this 80% minimum, "equity securities" are defined as securities of U.S. companies with market capitalizations greater than $1 billion at the time of purchase. The Portfolio may also invest in fixed-income securities convertible into equity securities. The Portfolio may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging markets. For the purpose of this limit, Capital Guardian may define "foreign securities" based on factors such as the place of listing and the location of the issuer's incorporation and headquarters. "Foreign securities" also includes American Depositary Receipts ("ADRs"). The Portfolio may have exposure to foreign currencies through its investments in foreign securities.

  Stock Selection

In selecting stocks for the Portfolio, Capital Guardian focuses primarily on the potential for capital appreciation. Capital Guardian seeks for the Portfolio companies with asset values it believes are understated, strong balance sheets, and stock prices it does not consider excessive relative to book value.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                         Capital Guardian U.S. Equity Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

                                      2003
                                     -----
                                     37.7%

During the period shown above, the highest quarterly return was 19.35% for the second quarter of 2003, and the lowest quarterly return was -1.27% for the first quarter of 2003. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                           Life of the Portfolio
                             Past One Year     (May 1, 2002)
               -             ------------- ---------------------
               Class A......    37.72%             5.19%
               Class B......    37.44%             4.94%
               Class E*.....       N/A               N/A
               S&P 500 Index    28.67%             3.80%

--------
*  No Class E shares of this Portfolio were outstanding as of December 31, 2003.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                             Class A Class B Class E
                                                             ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)........................................   N/A     N/A     N/A
Maximum Deferred Sales Charge (as a percentage of purchase
  price or redemption price, whichever is lower)............   N/A     N/A     N/A

Capital Guardian U.S. Equity Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Class A Class B Class E
                                                             ------- ------- -------
Management Fees.............................................  0.68%   0.68%   0.68%
Distribution and Service (12b-1) Fees.......................  0.00%   0.25%   0.15%
Other Expenses(1)...........................................  0.08%   0.08%   0.08%
                                                              -----   -----   -----
Total Annual Portfolio Operating Expenses(1)................  0.76%   1.01%   0.91%

--------
(1) The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.74% for Class A shares, 0.99% for Class B shares and 0.89% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................   $ 78      $243        $422     $  942
Class B.......................   $103      $322        $558     $1,236
Class E.......................   $ 93      $290        $504     $1,120

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not

                                         Capital Guardian U.S. Equity Portfolio


increase very much, if the market does not agree with the subadviser's view of the value of the stock. The Portfolio may not perform as well as a fund that invests in only value or growth stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, and equity REITs are also subject to market risk.

Mutual Funds. The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio's investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund's fees and expenses.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Capital Guardian determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Capital Guardian U.S. Equity Portfolio


of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Capital Guardian may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Capital Guardian cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may seek to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Temporary Defensive Positions

The Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, the Portfolio reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which the Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

                                         Capital Guardian U.S. Equity Portfolio


instruments and repurchase agreements. There is no assurance that the Portfolio will employ a defensive strategy or as to how long the Portfolio may do so. Although a defensive strategy may help insulate the Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent the Portfolio from achieving its investment objective.

Portfolio Turnover

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements

The Portfolio has adopted policies that set minimum or maximum percentages of assets to be allocated to certain types of investments. These percentage requirements apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies.

Securities Lending

The Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will be terminable at any time. As with any extension of credit, securities lending exposes the Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

Statement of Additional Information

U.S. Equity Portfolio may invest in securities and engage in certain investment practices not discussed in this prospectus. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back of the prospectus to receive a free copy of the SAI.

Portfolio Management

Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968. As of December 31,

Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

Capital Guardian U.S. Equity Portfolio


2003, Capital Guardian managed approximately $146.1 billion in assets. Capital Guardian is located at 333 South Hope Street, Los Angeles, California 90071.

Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

Eugene Stein is an Executive Vice President, a Director and Chairman of Capital Guardian, as well as Chairman of Capital Guardian's Investment Committee. He joined the Capital Guardian organization in 1972.

Terry Berkemeier is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility in Capital Guardian Trust Company and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.

Alan J. Wilson is a Vice President of Capital International Research, Inc. and has research responsibilities covering U.S. oil services and household products. He joined the Capital Guardian organization in 1991.

Karen Miller is a Senior Vice President and Director of Capital International Research, Inc. She joined the Capital Guardian organization in 1990.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an investment advisory fee of 0.68% of the Portfolio's average daily net assets.

                       Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

  Regulatory Matters and Litigation

Many of the Fund's service providers have been the subject of regulatory inquiries and investigations relating to a variety of practices affecting the mutual fund industry, including market timing and late trading. A number of these service providers have been the subject of regulatory and enforcement proceedings relating to these practices, and certain service providers have agreed to pay substantial financial penalties and remedies. In addition to these regulatory proceedings, certain of the Fund's service providers are also the subject of lawsuits relating to these practices. It is possible that these service providers will be subject to further regulatory proceedings and named as defendants in additional lawsuits. In the future, regulatory actions and lawsuits may be initiated against other service providers of the Fund relating to market-timing and/or late-trading practices. These regulatory proceedings and lawsuits against the Fund's subadvisers do not involve the Fund or trading in Fund shares. For additional information about these matters, please see the discussion under "Advisory Arrangements" in the SAI.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the subadviser to maintain increased cash reserves, which could harm performance in rising markets.

  Market Timing

The Portfolios are not intended for market timers. However, there is no assurance that the Portfolios will not be used for market timing strategies. If a Portfolio is used for market timing, shareholders could suffer adverse effects, including increased transaction costs, interference with the efficient management of the Portfolio and dilution of investment returns. These effects may be greater for Portfolios that invest primarily in foreign securities because of time zone arbitrage. Time zone arbitrage is a market timing strategy that attempts to take advantage of time zone differences between the time closing prices are established on foreign markets and the time a Portfolio's net asset value is determined. The risks of market timing may also be greater for Portfolios that invest in other types of securities, such as small cap stocks and high yield bonds, which are often thinly traded.

Share Valuation and Pricing

  Net Asset Value

U.S. Equity Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because the Portfolio holds securities that are traded on foreign exchanges (that trade on weekends or other days when the Portfolios does not price its shares), the value of the Portfolio's securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for the Portfolio is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by U.S Equity Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to Capital Guardian, the subadviser of the Portfolio. For example, in the case of foreign securities principally traded outside the U.S., events may occur after the closing of the foreign exchange on which the security trades but before the Portfolio's net asset value is determined. In this case, the Fund may fair value the securities under procedures adopted by the Board if it determines that the closing price of the foreign security may not reflect its current value.

Dividends and Capital Gain Distributions

Currently, U.S. Equity Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). The Portfolio also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. U.S. Equity Portfolio may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause the Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires U.S. Equity Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, the Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of the Portfolio.

Taxes

Each Portfolio of the Fund is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2003) of U.S. Equity Portfolio for the life of the Portfolio. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2003, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                            Class A                      Class B
                                                  ------------------------     -----------------------
                                                               May 1, 2002(a)               May 1, 2002(a)
                                                   Year ended     through       Year ended     through
                                                  December 31,  December 31,   December 31,  December 31,
                                                      2003          2002           2003          2002
                                                  ------------ --------------  ------------ --------------
Net Asset Value, Beginning of Period.............   $   7.90      $  10.00       $  7.89        $10.00
                                                    --------      --------       -------        ------
Income From Investment Operations
Net investment income............................       0.07          0.05          0.04          0.02
Net realized and unrealized gain (loss) on
 investments.....................................       2.89         (2.15)         2.90         (2.13)
                                                    --------      --------       -------        ------
    Total from investment operations.............       2.96         (2.10)         2.94         (2.11)
                                                    --------      --------       -------        ------
Less Distributions
Distributions from net investment income.........      (0.05)         0.00         (0.05)         0.00
                                                    --------      --------       -------        ------
    Total Distributions..........................      (0.05)         0.00         (0.05)         0.00
                                                    --------      --------       -------        ------
Net Asset Value, End of Period...................   $  10.81      $   7.90       $ 10.78        $ 7.89
                                                    ========      ========       =======        ======
Total Return (%).................................       37.7         (21.0)(b)      37.4         (21.1)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................       0.76          0.74 (c)      1.01          0.99 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................       0.74          0.60 (c)      0.99          0.85 (c)
Ratio of net investment income to average net
 assets (%)......................................       0.65          0.88 (c)      0.39          0.63 (c)
Portfolio turnover rate (%)......................         27            30 (c)        27            30 (c)
Net assets, end of period (000)..................   $351,867      $309,078       $28,420        $9,157

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.